                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form N-2

[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      File No. 333-_____

[_]   Pre-Effective Amendment No.  ____
[_]   Post-Effective Amendment No. ____

                                     and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 File No. 811-5639

[X]   Amendment No. 15

                             PACHOLDER FUND, INC.
               Exact Name of Registrant as Specified in Charter

            8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (513) 985-3200
               Registrant's Telephone Number, including Area Code

                       James P. Shanahan, Jr., Secretary
            8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236
 Name and Address (Number, Street, city, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                              Alan C. Porter, Esq.
                             Piper & Marbury L.L.P.
                          1200 Nineteenth Street, N.W.
                           Washington, DC  20036-2430

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

                           _________________________

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================================================================
                                                               Proposed            Proposed
                                                               Maximum              Maximum
     Title of Securities Being         Amount Being            Offering            Aggregate          Amount of
          Registered                    Registered        Price Per Unit (1)    Offering Price    Registration Fees
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value and
Rights to subscribe therefor             2,374,907        $     14.52           $ 34,483,650      $    9,586
=====================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457 on the basis of $15.28 per share, the net asset value per share on January 14, 1999.

                      ____________________________________

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                             Cross Reference Sheet

Part A -- Prospectus

Items in Part A of Form N-2                                Location in Prospectus
---------------------------                                ----------------------
 1.  Outside Front Cover.................................  Outside Front Cover
 2.  Inside Front and Outside Back Cover Page............  Inside Front Cover; Outside Back Cover
 3.  Fee Table and Synopsis..............................  Fee Table and Example; Prospectus Summary
 4.  Financial Highlights...............................   Financial Highlights; Information Regarding Senior
                                                           Securities
 5.  Plan of Distribution...............................   Outside Front Cover; Prospectus Summary;
                                                           The Offer
 6.  Selling Shareholders...............................   Not applicable
 7.  Use of Proceeds....................................   Use of Proceeds
 8.  General Description of the Registrant..............   Outside Front Cover; Prospectus Summary;
                                                           The Fund; Investment Policies and Limitations;
                                                           Incorporation of Financial Information by
                                                           Reference
 9.  Management.........................................   Prospectus Summary; Management of the Fund
 10. Capital Stock, Long-Term Debt, and Other Securities   Description of Capital Stock
 11. Defaults and Arrears on Senior Securities..........   Not applicable
 12. Legal Proceedings..................................   Not applicable
 13. Table of Contents of the Statement
     of Additional Information..........................   Not applicable

Part B -- Statement of Additional Information

Items in Part B of Form N-2
---------------------------
 14. Cover Page.........................................  Not applicable
 15. Table of Contents..................................  Not applicable
 16. General Information and History....................  Prospectus Summary; The Fund
 17. Investment Objective and Policies..................  Prospectus Summary; Investment Policies and
                                                          Limitations
 18. Management.........................................  Prospectus Summary; Management of the Fund
 19. Control Persons and Principal Holders
     of Securities......................................  Management of the Fund; Description of Capital
                                                          Stock
 20. Investment Advisory and Other Services.............  Prospectus Summary; Management of the Fund;
                                                          The Offer; Custodian, Transfer Agent, Dividend
                                                          Disbursing Agent and Registrar; Experts
 21. Brokerage Allocation and Other Practices...........  Management of the Fund
 22. Tax Status.........................................  Federal Taxation
 23. Financial Statements...............................  Incorporation of Financial Statements By Reference

Part C -- Other Information

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             SUBJECT TO COMPLETION

                              PACHOLDER FUND, INC.

                        ________ Shares of Common Stock
                 Issuable Upon Exercise of Rights to Subscribe
                        for Such Shares of Common Stock

     Pacholder Fund, Inc. is issuing non-transferable rights to its shareholders. You will receive one right for each share of common stock you own on the record date, which is _____ __, 1999. These rights entitle you to subscribe for shares of the Fund's common stock. You may purchase one new share of common stock for every three rights you receive. If you receive fewer than three rights, you will be entitled to buy one share. Also, you may purchase the shares not acquired by other shareholders in this rights offering, subject to the limitations as discussed in this prospectus.

     The subscription price will be __% of the net asset value of a share of common stock on the expiration date of the offer. You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and your payment is received, you will not be able to change your decision.

     The Fund's shares of common stock are listed, and the shares issued in this offer will be listed, on the American Stock Exchange under the symbol "PHF." On _____ __, 1999, the net asset value per share of the Fund's common stock was $____ and the last reported sale price of a share on the Exchange was $____.

     This offer will expire at 5:00 p.m., Eastern time, on _____ __, 1999, unless the Fund extends the offer as described in this prospectus.

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in "high yield, high risk" fixed income securities (commonly referred to as "junk bonds") of domestic companies.

     THE FUND'S INVESTMENTS IN "HIGH YIELD, HIGH RISK" SECURITIES AND ITS LEVERAGED CAPITAL STRUCTURE INVOLVE SPECIAL RISKS. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS. NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION ON PAGE __ OF THIS PROSPECTUS FOR A MORE COMPREHENSIVE DISCUSSION OF RISKS.

     Further information concerning the Fund and the securities in which it invests can be found in the Fund's registration statement, of which this prospectus constitutes a part, on file with the Securities and Exchange Commission.

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                       Per Share      Total
                                       ---------      -----
     Estimated Subscription Price        $             $
     Sales Load                          $             $
     Estimated Proceeds to Fund          $             $

     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this prospectus and to retain it for future reference.

     ALL QUESTIONS AND INQUIRIES RELATING TO THE OFFER SHOULD BE DIRECTED TO SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT (800) 733-8481, EXT. ___. The Fund's address is 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200.

                 The date of this Prospectus is _____ __, 1999

[red herring]

Information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               PROSPECTUS SUMMARY

     This summary highlights some of the information from this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire Prospectus carefully, including the risk factors.

Purpose of the Offer

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding shares of the Fund and to increase the assets of the Fund available for investment. In reaching its decision, the Board noted that investment opportunities in the lower rated "high yield, high risk" fixed income securities market have broadened, and that many more investment opportunities for the Fund exist now than in the recent past. The Board concluded that an increase in the assets of the Fund would permit the Fund to take advantage of attractive investment opportunities, consistent with the Fund's investment objective and policies, while retaining attractive investments in the Fund's portfolio.

     In addition, the Board believes that the issuance of additional shares may enhance the liquidity of the Fund's shares on the American Stock Exchange. Also, the Offer may lower the Fund's expense ratio. This is because the Fund's fixed costs can be spread over a larger asset base. The Board believes that the Offer would permit the Fund to accomplish these objectives while providing existing shareholders with an opportunity to purchase additional shares of Common
Stock at a price below net asset value without paying a brokerage commission.

     The Board of Directors has considered the impact of the Offer on its current policy to maintain, subject to market conditions, a relatively stable level of dividends. Based on current market conditions, the Board believes that the Offer will not result in a decrease in the Fund's current level of dividends per share, while achieving other net benefits to the Fund.

Important Terms of the Offer

     Aggregate number of Shares offered..............

     Number of Rights issued to each shareholder.....      One Right for each whole
                                                           share owned on the Record Date
     Estimated Subscription Price....................      $

     Subscription ratio..............................      One Share for every three Rights
                                                           (1-for-3)


Important Dates to Remember

     .  Record Date.................................      _____ __, 1999

     .  Expiration Date (payment for Shares
        and Notices of Guaranteed Delivery due).....      _____ __, 1999*

     .  Due date for delivery by brokerage
        firms or custodian banks of payment
        and Subscription Certificates to
        Subscription Agent pursuant to Notice
        of Guaranteed Delivery......................      _____ __, 1999*+

     .  Mailing of Shares  Not later than                 _____ __, 1999*

     _____________________
     *  Unless the Offer is extended.
     + A shareholder exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by _____ __, 1999.

Shareholders Should Direct Their Questions to the Information Agent:

     Shareholder Communications Corporation
     17 State Street, 27th Floor
     New York, New York  10004
     Toll Free:  (800) 733-8481, ext. ___

How to Exercise Rights

     If your existing shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial advisor for additional instructions on how to participate in the Offer. Complete, sign and date the enclosed Subscription Certificate. Make your check or money order payable to "Pacholder Fund, Inc." in the amount of $___ for each Share you wish to buy, including any Shares you wish to buy pursuant to the Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.

     You should mail the Subscription Certificate and your payment in the enclosed envelope to State Street Bank and Trust Company in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on _____ __, 1999, unless extended.

     Once you subscribe for Shares and your payment is received, you will not be able to change your decision. See "The Offer -- Method for Exercising Rights" and "Payment for Shares."

Terms of the Offer

     The Fund is issuing Rights to its Record Date Shareholders. The Rights entitle you to subscribe for Shares at the rate of one Share for every three Rights held by you. You will receive one Right for each share of Common Stock you hold on the Record Date. For example, if you own 300 shares, you will receive 300 Rights entitling you to purchase up to 100 additional Shares at the Subscription Price. You may exercise Rights at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on _____ __, 1999, unless extended.

     In addition, if you subscribe for the maximum number of Shares to which you are entitled, you also may subscribe for Shares that were not otherwise subscribed for by other shareholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer -- Over-Subscription Privilege" on page ___.

The Fund

     The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in "high yield, high risk" fixed income securities of domestic companies.

     The Fund invests in a portfolio comprised primarily of lower rated "high yield, high risk" fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. The Fund maintains a leveraged capital structure which creates the opportunity for greater total returns, but also involves certain substantial additional risks.

     No assurance can be given that the Fund will achieve its investment objective.

The Adviser

     Pacholder & Company, LLC serves as the Fund's investment adviser. Pacholder & Company served as the Fund's investment adviser from the date the Fund commenced operations in 1988 until August 1998.

     The overall portfolio management strategy for the Fund is determined under the general supervision and direction of William J. Morgan. Anthony L. Longi, Jr. is responsible for the day-to-day management of the Fund's portfolio.

     The Adviser's fee is based on the average net assets of the Fund. Thus, the Adviser will benefit from an increase in the Fund's assets resulting from the Offer. The Dealer Manager, the Administrator and Pacholder Associates, affiliates of the Adviser, also will benefit from the Offer.

Risk Factors and Special Considerations

     Before exercising your Rights pursuant to the Offer, you should consider the factors described in this Prospectus, including without limitation, the factors described under "The Fund," "Investment Policies and Limitations" and "Risk Factors and Special Considerations." These factors include the effects of the Offer, the effects of the Fund's use of leverage, the significant and substantial risks involved in investing in lower rated "high yield, high risk" fixed income securities, the limitations on the ability of the Fund to pay dividends if it fails to meet certain asset coverage requirements, and the fact that shares of the Fund's Common Stock sometimes trade above or below their net asset value.

                             FEE TABLE AND EXAMPLE

     The following Fee Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

Fee Table:
Shareholder Transaction Expenses
  Sales Load (as a percentage of the Subscription Price per Share)(1)...............    2.90%

Annual Expenses (as a percentage of net assets attributable to Common Stock)
  Management Fees(2)................................................................    1.35%
  Administration Fees...............................................................    0.15%
  Other Expenses(3).................................................................    0.23%
       Total Annual Expenses........................................................    1.73%
----------

(1) The Fund will pay to broker-dealers that have executed and delivered a Soliciting Dealer Agreement with the Fund solicitation fees equal to 2.00% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts. The Fund has agreed to pay Winton Associates, Inc. (the "Dealer Manager") a fee for its financial advisory, marketing and soliciting services equal to 0.90% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Fund also has agreed to reimburse the Dealer Manager for its expenses relating to the Offer up to an aggregate of $50,000. In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent, estimated to be $_____ and $_____, respectively, for their services related to the Offer, excluding reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.

(2) Based on the 0.90% "fulcrum fee" applied to the Fund's net assets attributable to Common Stock as required by SEC regulations. The Fund pays the Adviser a monthly fee at an annual rate ranging from 0.40% to 1.40%. For the fiscal year ended December 31, 1998 (unaudited), the Fund paid Management Fees equal to 0.80% of its net assets attributable to Common Stock and 0.53% of its average net assets. See "Management of the Fund--The Adviser."

(3) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer assuming that all of the Rights are exercised and assuming the Fund increases its leverage by issuing an additional series of Preferred Stock as described under "Description of Capital Stock" at page __ of this Prospectus.

Example:

                                                   Cumulative Expenses Paid for the Period of:
                                                    1 Year     3 Years    5 Years     10 Years
                                                  ----------  ---------  ----------  -----------
An investor would pay the following expenses on
 a $1,000 investment, assuming a 5% annual
 return throughout the periods                       $ 47        $ 84       $ 124        $ 234


     The Example set forth above assumes reinvestment of all dividends and other distributions at net asset value, and an annual expense ratio of 1.73%. The Fee Table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. THE EXAMPLE AND FEE TABLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, WHICH MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE AND FEE TABLE. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions."

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each of the five years ended December 31, 1997 have been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes thereto, which are incorporated herein by reference, in the Fund's December 31, 1997 Annual Report and unaudited June 30, 1998 Semi-Annual Report, which are available upon request from the Fund.

                                                                   For the Six
                                                                   Months Ended
                                                                  June 30, 1998
                                                                   (Unaudited)                  Year Ended December 31,
                                                                                1997        1996        1995      1994      1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $ 17.40       $17.44      $16.02  $    16.86   $ 19.23    $18.52
                                                                 -------       ------      ------      ------   -------    ------
Net investment income  .....................................        1.16         2.22        2.16        2.19      2.12      2.48
Net realized and unrealized gain/(loss) on investments  ....       (0.07)        0.83        1.42       (0.06)    (1.64)     1.42
                                                                 -------       ------      ------      ------   -------    ------
Net increase in net asset value
 resulting from operations  ................................        1.09         3.05        3.58        2.13      0.48      3.90
                                                                 -------       ------      ------      ------   -------    ------
Distributions to Stockholders from:
Preferred dividends  .......................................       (0.25)       (0.49)      (0.46)      (0.29)    (0.24)    (0.38)
Common:
 Net investment income and short-term gains  ...............       (0.85)       (1.72)      (1.70)      (1.90)    (1.92)    (2.09)
 Net realized long-term gains  .............................          --        (0.16)         --          --        --     (0.21)
                                                                 -------       ------      ------      ------   -------    ------
Total distributions to preferred and common stockholders  ..       (1.10)       (2.37)      (2.16)      (2.19)    (2.16)    (2.68)
                                                                 -------       ------      ------      ------   -------    ------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares  .............................................          --        (0.69)         --       (0.67)    (0.69)    (0.51)
Preferred Shares  ..........................................          --        (0.03)         --       (0.11)       --        --
                                                                 -------       ------      ------      ------   -------    ------
                                                                      --        (0.72)         --       (0.78)    (0.69)    (0.51)
                                                                 -------       ------      ------      ------   -------    ------
Net asset value, end of period  ............................     $ 17.39       $17.40      $17.44  $    16.02   $ 16.86    $19.23
                                                                 =======       ======      ======      ======   =======    ======
Market value per share, end of period  .....................     $ 18.25       $18.19      $17.88  $    17.38   $ 16.75    $21.25
                                                                 =======       ======      ======      ======   =======    ======
TOTAL INVESTMENT RETURN:
Based on market value per share (1)  .......................        5.24%       13.23%      14.37%      16.04%   (11.12%)   22.41%
Based on net asset value per share (2)  ....................        4.83%       15.44%      20.40%      10.68%     0.72%    20.27%
RATIOS TO AVERAGE NET ASSETS (3):
 Expenses  .................................................        1.26%*       1.47%       1.80%       0.86%     1.64%     1.81%
 Net investment income  ....................................        9.37%*       8.92%       9.21%      10.45%    10.17%    10.33%
SUPPLEMENTAL DATA:
Net assets at end of period, net of
 preferred stock (000)  ....................................    $123,540     $123,442     $87,054   $  79,596   $58,925   $44,458
Average net assets during period,
 net of preferred stock (000)  .............................    $126,200     $118,893     $83,074   $  79,614   $59,002   $43,275
Portfolio turnover rate  ...................................          44%         116%         76%         83%      102%       97%
Number of preferred shares outstanding
 at end of period  .........................................   2,450,000     2,450,00   1,650,000   1,650,000     8,600     9,400
Asset coverage per share of preferred
 stock outstanding at end of period  .......................     $    70     $     70   $      73   $      66   $ 7,852   $ 5,730
Liquidation and average market value per
share of preferred stock....................................     $    20     $     20   $      20   $      20   $ 1,000   $ 1,000

*Annualized

(1)  Total investment return excludes the effects of commissions.
(2) Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

                      CAPITALIZATION AT DECEMBER 31, 1998

                                                                                                   Amount Held
                                                                                Amount             By Fund For
                 Title of Class                      Amount Authorized        Outstanding          Its Account
                ---------------                     ------------------       -------------        ------------
Common Stock, $.01 par value....................     47,550,000 shares      7,124,721 shares         0 shares

Cumulative Preferred Stock, $.01 par value......      2,450,000 shares      2,450,000 shares         0 shares

                    INFORMATION REGARDING SENIOR SECURITIES

     The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.

                                                                                  Involuntary
                                                                                  Liquidation     Approximate
                                             Total Amount    Asset Coverage for   Preference     Market Value
                         At December 31    Outstanding (shs)   Shares ($) (4)     Per Share ($)  Per Share (5)
                        -----------------  ----------------  -------------------  -------------  -------------
8.60% Cumulative             1992(1)             10,000            4,400             1,000             --
Preferred Stock              1993                 9,400            5,730             1,000             --
                             1994                 8,600            7,852             1,000             --

6.95% Cumulative             1995(2)          1,650,000               66                20             --
Preferred Stock              1996             1,650,000               73                20             --

Cumulative                   1997(3)          2,450,000               70                20             --
Preferred Stock              1998             2,450,000               70                20             --


___________________

(1) On April 15, 1992, the Fund issued 10,000 shares of 8.60% Cumulative Preferred Stock. In 1993, the Fund redeemed shares of such stock having an aggregate liquidation value of $600,000, and in 1994 the Fund redeemed shares of such stock having an aggregate liquidation value of $800,000.

(2) On August 15, 1995, the remaining shares of 8.60% Cumulative Preferred Stock were called for redemption and the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock.

(3) On March 3, 1997, the shares of 6.95% Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series A Cumulative Preferred Stock and the Fund issued 800,000 shares of Series B Cumulative Stock. On December 14, 1998, the shares of Series A and Series B Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series C and Series D Cumulative Preferred Stock, respectively. The Fund expects to issue an additional series of Cumulative Preferred Stock upon completion of the Offer. See "The Fund," "Risk Factors and Special Considerations" and "Description of Capital Stock--Preferred Stock."

(4) Amount shown is per share of Preferred Stock. Calculated by subtracting the Fund's total liabilities (not including senior securities constituting debt but including Preferred Stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of Preferred Stock.

(5) All shares of Preferred Stock have been issued in private placements and there have been no market transactions.

                    TRADING AND NET ASSET VALUE INFORMATION

     In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

     The following table shows the high and low sales prices of the Fund's Common Stock on the American Stock Exchange (the "Exchange"), quarterly trading volume on the Exchange, the high and low net asset value per share, and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years.


                                 Market        Price        Quarterly Trading
       Quarter Ended              High          Low           Volume (000s)
---------------------------       ----          ---           -------------
March 31, 1997.............        18.75       16.625             2,061
June 30, 1997..............        18.00       16.625               597
September 30, 1997.........        18.00       17.3125              799
December 31, 1997..........        18.6875     17.4375              843
March 31, 1998.............        18.875      18.00                652
June 30, 1998..............        18.8125     17.875               473
September 30, 1998.........        18.4375     14.50                664
December 31, 1998..........        16.8125     15.00                460


                                                          Premium/(Discount)
                                Net Asset      Value        To Net Asset
       Quarter Ended               High          Low          Value (%)
---------------------------        ----          ---          ---------
March 31, 1997.............         18.06        16.68      5.18      (5.87)
June 30, 1997..............         17.74        16.57      2.72      (0.31)
September 30, 1997.........         18.15        17.32      2.14      (1.40)
December 31, 1997..........         17.96        17.36      4.77      (1.57)
March 31, 1998.............         18.13        17.51      4.94       2.28
June 30, 1998..............         17.89        17.39      6.38       1.17
September 30, 1998.........         17.57        15.07      6.38      (9.94)
December 31, 1998..........         15.64        14.30     11.48       4.89

     The net asset value per share of the Fund's Common Stock at the close of business on January 14, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer), and on _____ __, 1999, was $15.28 and $___, respectively, and the last reported sales price of a share of the Fund's Common Stock on the Exchange on those dates was $16.1875 and $___, respectively.

                                    THE FUND

     Pacholder Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in "high yield, high risk" fixed income securities of domestic companies. An investment in the Fund may not be appropriate for all investors, and no assurance can be given that the Fund will achieve its investment objective.

     The Fund invests primarily in fixed income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") and Ba or lower by Moody's Investors Service, Inc.("Moody's"), or non-rated fixed income securities deemed by the Adviser to be of comparable quality. Securities rated BB or lower by S&P or Ba or lower by Moody's are commonly referred to as

"high yield, high risk" securities or "junk bonds." Such securities generally are regarded by the rating agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. (See Appendix A for a description of Bond Ratings.) The Fund also may invest in U.S. dollar denominated high yield debt securities issued by foreign companies, as well as securities issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 25% of the Fund's total assets will be invested in U.S. dollar denominated foreign issues. Investment in lower rated securities and foreign securities involves special risks. See "Investment Policies and Limitations" and "Risk Factors and Special Considerations."

     The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or are otherwise not readily marketable, as well as in repurchase agreements maturing in more than seven days. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") that have legal or contractual restrictions on resale but are otherwise liquid ("Rule 144A Securities") are not subject to this 25% limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund may invest in securities that are in the lower rating categories or non-rated securities, but only when the Adviser believes that the potential return from such investments remains attractive despite the risks involved. In addition to investing in such lower rated debt securities, the Fund also may invest in equity and other debt securities; and hybrid securities having debt and equity characteristics.

     The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet dividend payments on its preferred stock and to fund certain redemptions of the outstanding shares of preferred stock in certain circumstances. See "Description of Capital Stock--Preferred Stock."

     The Fund completed a non-transferable rights offering in March 1993 which permitted shareholders to acquire, at a subscription price of $16.56, one new share for every four rights held as of the record date of such rights offering. In addition, the Fund completed non-transferable right offerings on March 24, 1994, March 16, 1995 and March 14, 1997, which permitted shareholders to acquire, at a subscription price of $17.71, $15.65 and $16.25, respectively, one new share for each three rights held as of the respective record dates of such rights offerings. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1993 and March 1994 were exercised and, as a result, 459,088 shares of Common Stock were issued in March 1993 with net proceeds to the Fund of approximately $7.4 million and 1,160,115 shares of Common Stock were issued in March 1994 with net proceeds to the Fund of approximately $20.4 million. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1995 and March 1997 were exercised plus an additional 25% pursuant to the exercise of an over-allotment option by subscribers and, as a result, 1,457,942 new shares of Common Stock were issued in March 1995 with net proceeds to the Fund of approximately $22.0 million and 2,079,850 new shares of Common Stock were issued in March 1997 with net proceeds to the Fund of approximately $32.7 million. All of the net proceeds from the exercise of the rights issued pursuant to the prior rights offerings have been invested in accordance with the Fund's investment objective and policies.

     The Fund was organized as a corporation under the laws of Maryland on August 17, 1988 and has registered with the SEC under the Investment company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200. The Fund's investment adviser is Pacholder & Company, LLC (the "Adviser"), an investment management firm registered with the SEC under the Investment Advisers Act of 1940. See "Management of the Fund--The Adviser."

                                   THE OFFER

Purpose of the Offer

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding shares of Common Stock and to increase the assets of the Fund available for investment by making the Offer. The Adviser informed the Board of Directors that it believes the high-yield bond market presents a number of attractive investment opportunities. The Board of Directors concluded that an increase in the assets of the Fund would permit the Fund to take advantage of these opportunities, consistent with the Fund's investment objective and policies, while retaining attractive investments in the Fund's portfolio. The Board considered that the Offer may enhance the Fund's ability to buy and sell larger blocks of securities on better terms. The Board of Directors believes that the Offer would permit the Fund to accomplish these objectives while allowing existing shareholders an opportunity to purchase additional shares of Common Stock at a price below net asset value without paying a brokerage commission.

     The Board of Directors believes that a larger number of outstanding shares and a larger number of shareholders could increase the level of market interest in the Fund and the liquidity of the Fund's shares on the Exchange. The Board of Directors also believes that increasing the size of the Fund may lower its expenses as a percentage of average net assets because the Fund's fixed costs can be spread over a larger asset base.

     The Board of Directors also considered the impact of the Offer on the Fund's current monthly dividends. Based on the Adviser's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Directors believes the Offer will not result in a decrease in the Fund's current level of dividends per share. For a further discussion of the anticipated impact of the Offer on the Fund's dividends and other distributions, please refer to "Risk Factors and Special
Considerations -- Dividends and Distributions."

     In considering the Offer and its effect on the Fund and its shareholders, the Board of Directors retained the Dealer Manager to provide the Fund with financial advisory, marketing and soliciting services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, the benefits and drawbacks of conducting a transferable rights offering versus a non-transferable offering, the pricing structure of the Offer, the effect on the Fund if the Offer is undersubscribed, and the experience of the Dealer Manager in conducting rights offerings. Since the fees of the Adviser, the Administrator and Pacholder Associates are based on the Fund's average net assets, the Adviser, the Administrator and Pacholder Associates will benefit from an increase in the Fund's assets resulting from the Offer. See "Management of the Fund--The Adviser" and "--Administrative and Accounting Services."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

     The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on _________ __, 1999 (the "Record Date"), non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of ___________ shares (the "Shares") of the Fund's Common Stock (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1-for-3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription.

     The Rights are non-transferable and therefore may not be purchased or sold. The Rights will not be admitted for trading on the Exchange. However, the Shares have been approved for listing on the Exchange. Record Date Shareholders purchasing Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

     Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on _____ __, 1999 and ends at 5:00 p.m., Eastern time, on _____ __, 1999, unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Shareholders."

     Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to those Record Date

Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     The first dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be paid on the tenth day of _______. "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day, or any other day on which banks in New York City or Boston are authorized or obligated by law or executive order to close.

     There is no minimum number of Rights which must be exercised in order for the Offer to close.

Over-Subscription Privilege

     Shares not subscribed for by Record Date Shareholders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders' over-subscription requests will be honored in full. If Record Date Shareholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders.

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

     The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

Subscription Price

     The Subscription Price for each Share to be issued pursuant to the Offer will be _____% of the net asset value of a share of Common Stock as of the close of business on the Expiration Date.

     Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for Shares at the Estimated Subscription Price of $____ per Share (based on the Fund's net asset value per share on _____ __, 1999). The actual Subscription Price may be more than the Estimated Subscription Price.

     The Fund announced its intention to make the Offer after the close of trading on the Exchange on January __, 1999. The net asset values per share at the close of business on January 14, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on _____ __, 1999 (the last trading date prior to the date of this Prospectus on which the Fund publicly reported its net asset value) were $15.28 and $___, respectively, and the last reported sales prices of a share on the Exchange on those dates were $16.1875 and $___, respectively.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., Eastern time, on _____ __, 1999, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. The Fund may make one or more extensions of the Offer, as discussed below, up to an aggregate of 45 days from the Expiration Date. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

     The subscription agent is State Street Bank and Trust Company (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $_____, excluding reimbursement for its out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to Shareholder Communications Corporation at (800) 733-8481, ext. ____ (toll free); shareholders may also consult their brokers or nominees. Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to (___) ___-____ to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at (___) ___-____. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

(1)  BY FIRST CLASS MAIL:


(2)  BY OVERNIGHT COURIER:


(3)  BY HAND:


     DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Method for Exercising Rights

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Shareholders," will be mailed promptly following the Record Date to Record Date Shareholders or, if a shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, bank or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on _____ __, 1999, the third Business Day after the Expiration Date. A fee may be charged by the broker, bank or trust company for this service. Fractional Shares will not be issued upon the exercise of Rights.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares"). Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

     Shareholders Who are Record Owners. Shareholders who are record owners can choose between two options to exercise their Rights, as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date, but such delivery of the Subscription Certificate must be accompanied by a Notice of Guaranteed Delivery from a financial institution meeting certain requirements.

     Shareholders Whose Shares are Held by a Nominee. Shareholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

     Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

Information Agent

     Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to Shareholder Communications Corporation (the "Information Agent") at its telephone number and address listed below:

     17 State Street, 27th floor
     New York, New York  10004
     Toll Free:  (800) 733-8481, ext. ___

Shareholders also may contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $_______, excluding reimbursement for its out-of-pocket expenses related to the Offer.

Payment for Shares

     Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

     (1) An Exercising Rights Holder may send the Subscription Certificate together with payment (based on the Estimated Subscription Price) for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO PACHOLDER FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ______ __, 1999, the third Business Day after the Expiration Date.

     On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) any excess to be refunded by the Fund to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any excess to be refunded by the Exercising Rights Holder to the Fund, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Exercising Rights Holders must be received by the Subscription Agent within seven Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent as promptly as practicable. All payments by Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to PACHOLDER FUND, INC.

     The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (I) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

Distribution Arrangements

     Winton Associates, Inc., 8044 Montgomery Road, Suite 382, Cincinnati, Ohio, which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised.

     The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 0.90% of the aggregate Subscription Price for Shares issued pursuant to the Offer. In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $50,000 for its out-of-pocket costs and expenses incurred in connection with the Offer.

     The Fund will pay to broker-dealers that have entered into a Soliciting Dealer Agreement with the Fund, solicitation fees equal to 2.00% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates.

     The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager, or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

     The Dealer Manager is a wholly-owned subsidiary of Pacholder Associates, an affiliate of the Adviser. See "Management of the Fund -- The Adviser." William
J. Morgan and James P. Shanahan, Jr., officers and/or directors of the Fund, are officers and directors of the Dealer Manager.

Delivery of Share Certificates

     Except as described herein, certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

Foreign Shareholders

     SUBSCRIPTION CERTIFICATES WILL NOT BE MAILED TO RECORD DATE SHAREHOLDERS WHOSE RECORD ADDRESSES ARE OUTSIDE THE UNITED STATES (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Foreign Record Date Shareholders will be sent written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on the Expiration Date, the Rights of those Foreign Record Date Shareholders will expire and thereafter may not be exercised.

Federal Income Tax Consequences of the Offer

     The U.S. federal income tax consequences to shareholders with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such shareholders nor will such shareholders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.

          2. The basis of a Right will be zero (unless the shareholder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the share between the Right and the share based on their respective fair market values immediately after the Right is issued).

          3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the share with regard to which the Right is issued. If the Right is exercised, the holding period of the Share acquired begins on the date the Right is exercised.

          4. An Exercising Rights Holder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Shareholder's basis in the Right, if any, and the Subscription Price per Share. An Exercising Rights Holder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year.

     The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Shareholders that are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. Record Date Shareholders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes. See "Federal Taxation."

Notice of Net Asset Value Decline

     The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Employee Plan Considerations

     Shareholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under
Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

     Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an individual retirement account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for non-compliance, Retirement Plans should consult with their counsel and other advisors regarding the consequences of their exercise of Rights under ERISA and the Code.

                                USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $___ per Share, the net proceeds of the Offer are estimated to be $________ after payment of the Dealer Manager's fees, the solicitation fees and the estimated offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Fund's shares. The Adviser anticipates that investment of substantially all of such net proceeds in accordance with the Fund's investment objective and policies will take up to sixty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event is such investment expected to take longer than six months. Pending such investment, the proceeds will be held in high quality short-term money market instruments and U.S. government securities (which term includes obligations of the U.S. government, its agencies or instrumentalities).

                      INVESTMENT POLICIES AND LIMITATIONS

     The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in "high yield, high risk" fixed income securities of domestic companies. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed by the Board of Directors without shareholder approval.

Investment Philosophy and Analysis

     The Adviser seeks to identify and purchase for the Fund fixed income securities which have a higher relative value and more favorable risk return characteristics than the market as a whole. As part of this strategy, the Fund may seek to invest a portion of its portfolio in securities which are trading at a significant discount from their face value or principal amount. These securities offer the potential for significant capital appreciation if the issuer is able to pay the security at maturity or to redeem the issue at face value, or if the credit quality of the security improves. Conversely, these securities may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless, particularly in the event of a default or the bankruptcy of the issuer.

     The Adviser believes that the risks associated with investing in securities trading at a significant discount from their face value or principal amount can be managed through credit, financial and legal analysis and research, and through portfolio diversification. The Adviser also attempts to manage risk through acquisition of securities generally at or near its estimate of their liquidation values.

     In analyzing prospective investments for the Fund, the Adviser generally considers a number of factors including the following:

     1. Financial Condition. The Adviser performs credit and financial analysis, emphasizing cash flow, on all investments. Generally, the Fund will avoid investment in a company if the Adviser believes accurate financial and business information is not available.

     2. Value of Assets. The Adviser generally estimates the value of a company to measure the risk of loss in case the company is unable to meet its debt obligations. If the investment is purchased at or below this value, the ultimate risk of loss may be reduced. Additionally, in certain cases, sale of the assets of a company may provide more value than its continued operation.

     3. Business Prospects. The Adviser generally considers the industry outlook and competitive factors, which may include supplier and customer relationships, strengths and weaknesses of products, viability of product lines and other considerations in an effort to determine the company's business prospects. In most cases a high level of total return will be realized through the value inherent in the continued operation of the company 's business.

     4. Capital Structure. The Adviser reviews the terms of each debt instrument in order to assess the priority of the Fund's investment relative to other debt and equity holders. The Fund generally will seek a position in the capital structure of a company which will enable it to preserve the value of its investment in the case of a restructuring or a liquidation. In some cases, seniority in the capital structure, particularly when coupled with secured status, provides the opportunity for significant influence in the event of a bankruptcy or restructuring.

     5. Management. The Adviser considers the depth and capabilities of the management team to assess its ability to lead a company through financial or operating difficulties. The Adviser also considers management's ownership interest in the company. When management has a substantial equity stake in the company, the Adviser believes management will be motivated to enhance and protect its interest in the company and to avoid liquidation, reorganization or bankruptcy.

     6. Capital Requirements. The Adviser considers a company's needs for additional capital and the potential sources for such capital.

Portfolio Investments

     The Fund invests in a diversified portfolio comprised primarily of publicly traded bonds, debentures, notes and preferred stocks issued by domestic companies which generally have market capitalizations (including debt) of at least $100 million. These securities are generally traded in the over-the-counter market, but may be listed on an exchange. The Fund is not restricted as to the nature or type of debt or equity securities in which it may invest. Debt securities in which the Fund invests may or may not bear fixed or variable rates of interest, or carry equity features, such as conversion or exchange rights, or warrants for the acquisition of shares of stock of the same or a different company, and may or may not have been issued in connection with a leveraged buy-out. The Fund also may invest in privately placed debt securities and in hybrid securities, such as debt with warrants attached, and other privately held obligations of, in most cases, public companies, such as loans, credit paper and loan participations.

     As of December 31, 1998, the percentage of the Fund's assets invested in fixed income securities within the various rating categories, determined on a dollar-weighted average, were as follows:

          Rating Category                   Percentage*
          -------------------------------   -----------
          BB or Ba                             11.16
          B............................        66.77
          CCC or Caa...................         5.99
          CC or Ca.                                0
          C............................         0.16
          D............................            0
          Non-rated....................        10.53
            Common Stock/Warrants......         3.07
            Cash and cash equivalents..         2.32
               Total Investments.......       100.00

          -----------------------
          * Based on the S&P rating if the security is rated by S&P, otherwise based on the Moody's rating.

     The Adviser anticipates that most of the companies issuing securities acquired by the Fund will not be involved, at the time of acquisition or thereafter, in reorganization, restructuring or bankruptcy proceedings. However, the Fund may from time to time become an active participant in those activities. It is the policy of the Fund not to invest in the securities of an issuer for the purpose of exercising control or management. The Adviser may, however, intentionally seek an active role in reorganization, restructuring or bankruptcy proceedings at the time of investment, or may decide to assume such a role as a result of subsequent events. Active participation is often necessary to monitor a non-accruing security and to avoid the divisive techniques used by management and certain creditors to enhance their own positions at the expense of other creditors. The Adviser's active participation in reorganization, restructuring or bankruptcy proceedings, whether as a member of creditors' or equity holders' committees or otherwise, may restrict for some time the Fund's ability to sell the related portfolio securities.

Investment Policies and Restrictions

     Private Placements. The Fund may invest up to 25% of its total assets in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. The Fund may purchase restricted securities that, although privately placed, may be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act. The Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and such securities will not be subject to the 25% limitation. Should the Board of Directors make this determination, it will carefully monitor the Rule 144A security (focusing on such factors, among others, as trading activity and availability of information) to determine that it continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities offered and sold under Rule 144A will develop. Investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers are for a time uninterested in purchasing Rule 144A securities held by the Fund.

     Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon securities accretes at a stated yield until the security reaches its face amount at maturity. Generally, the prices of zero coupon securities may be more sensitive to market interest rate fluctuations than conventional securities.

     Foreign Investments. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities or other obligations of foreign companies issued or trading in the United States. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. See "Risk Factors and Special Considerations--Foreign Securities" for a discussion of the risks of investing in foreign securities.

     Non-Accruing Securities. Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default at the time of acquisition ("non-accruing securities"). Non-accruing securities may present the opportunity for significant capital appreciation based on the Adviser's estimation of their liquidation or reorganization value. There can be no assurance, however, that such capital appreciation will occur or that it will occur within the time frame estimated by the Adviser. Non-accruing securities may be less liquid and more volatile than other portfolio securities. Consistent with the Fund's objective of obtaining high levels of current income, non-accruing securities will generally comprise no more than 20% of the Fund's net assets.

     However, some portfolio securities may become non-accruing securities after they are acquired by the Fund. Given the unpredictability of performance by the issuers of the Fund's portfolio investments, it is impossible to estimate the amount of the Fund's assets which could become invested in non-accruing securities. Accordingly, there can be no assurance that the level of non-accruing securities will not exceed 20% of the Fund's net assets. The Adviser will not purchase additional nonaccruing securities for the Fund if, at the time of proposed acquisition, nonaccruing securities comprise 20% or more of the net assets of the Fund.

     Equity Securities. Equity securities will generally comprise no more than 10% of the Fund's total assets. Equity securities are defined as common stocks and preferred stocks without mandatory redemption features and do not include bonds, debentures or other debt obligations that are convertible into equity securities. The Adviser will not purchase additional equity securities for the Fund if, at the time of proposed acquisition, equity securities comprise 10% or more of the Fund's total assets. However, there can be no assurance that the Fund's investments in equity securities will not exceed 10% of its total assets, particularly if issuers of portfolio securities become involved in restructuring or reorganization proceedings that result in the conversion of debt obligations into equity securities or if there is an increase in the value of the equity securities held by the Fund relative to the Fund's debt obligations.

     Industrial Development Bonds. The Fund may from time to time invest in certain industrial development bonds, including pollution control revenue bonds. Industrial development bonds are issued by governmental entities but are payable solely by the companies which own and operate the facilities financed by the bonds. The Fund will not invest in industrial development bonds to obtain any tax benefits associated with such investments.

     Temporary Investments. There may be times when securities satisfying the Adviser's investment criteria are unavailable or when, in the Adviser's judgment, conditions in the securities markets render investment in such securities inconsistent with the Fund's investment strategy and the best interests of shareholders. During these periods, or pending investment in such securities, the Fund may invest in temporary investments. Temporary investments are defined as (i) corporate debt obligations with a remaining term to maturity in excess of one year, such as increasing rate notes, variable or floating rate notes and certain preferred stock issues, and (ii) debt obligations with a remaining term to maturity of one year or less, such as commercial paper, bank certificates of deposit, bankers' acceptances, short-term obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to any of the foregoing. Temporary investments with longer maturities generally will have structural characteristics that are intended to reduce the risk of principal loss from interest rate fluctuations but may also be rated in the lower rating categories classified by S&P and Moody's or may not be rated. The yield on these securities will, as a general matter, tend to be lower than the yield on the Fund's other portfolio investments. All temporary investments will be paying interest currently at the time of purchase. It is impossible to predict when, for how long or to what extent temporary investments will be utilized.

     When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased and sold with delivery and payment beyond the regular settlement date. The settlement of when-issued transactions can take place a month or more after the date of the transaction. The prices of the securities so purchased are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis will have the effect of leverage and may increase the volatility of the Fund's net asset value. In addition, since the Fund is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the securities as arranged would result in the Fund's loss of an investment opportunity.

     When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

     Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which are considered to be loans under the 1940 Act, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities ("collateral"), which are held by the Fund's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the date when the repurchase is to occur. Repurchase agreements involve certain risks not associated with direct investments in debt securities and the Fund will follow procedures designed to minimize these risks. The procedures include effecting repurchase transactions only with larger, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the Adviser will attempt to ensure that the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate the collateral. Exercise of the Fund's right to liquidate the collateral, however, could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, to the extent the Fund's security interest in the collateral may not be properly perfected, the Fund could suffer a loss of up to the entire amount of the collateral.

Lending Securities

     Consistent with applicable regulatory requirements, the Fund may lend up to 25% of its portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends, if any, on the loaned securities, while at the same time earning a fee or interest from the borrower.

     A loan may be terminated by the borrower on one Business Day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms that the Adviser and the Board of Directors deem to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

Investment Restrictions

     The following restrictions are fundamental policies. All percentage limitations on investments will apply at the time of the making of an investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The Fund may not:

     (1) Borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%;

     (2) Make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put);

     (3) Underwrite any issue of securities, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws;

     (4) Purchase or sell real estate, including limited partnership interests therein (except securities which are secured by real estate and securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (5) Make loans, except as described above and under "Investment Policies and Restrictions--Lending Securities" above or by entering into repurchase agreements;

     (6) Purchase or sell municipal obligations, including debt obligations issued by states, cities, local authorities and possessions and territories of the United States except for certain industrial development bonds as described under "Investment Policies and Restrictions--Industrial Development Bonds" above;

     (7) Purchase or retain the securities of any company if, to the knowledge of the Fund, those officers and directors of the Fund or managers of the Adviser who each own beneficially more than 0.5% of the securities of that company, together own more than 5% of the securities of the company;

     (8) Purchase or retain the securities of any company controlled by an affiliate of the Fund or the Adviser or purchase or sell any security from or to any account controlled by the Adviser or its affiliates; and

     (9) Invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of the Fund's total assets (at the time of investment) may be invested without regard to the limitations set forth in this paragraph 10.

Asset Coverage Restrictions

     The Fund's portfolio investments are subject to certain asset coverage and other financial tests and restrictions adopted in connection with the issuance of the Preferred Stock. These tests and restrictions will remain in effect so long as any shares of Preferred Stock are outstanding. In general, under the asset coverage tests, the Fund is required to maintain sufficient eligible assets such that, when discounted by applicable factors and reduced by certain accrued and projected liabilities of the Fund, the required asset coverage will be met. To the extent that any portfolio investment held by the Fund does not qualify as an eligible asset, its value will not be included for purposes of calculating the required asset coverage. The asset coverage tests do not impose any limitation on the amount of Fund assets which may be invested in non-eligible assets, and the amount of such holdings may vary from time to time based upon the nature of the Fund's other investments. Finally, the Fund is required to comply with certain investment restrictions, which are in addition to and more limiting than the investment restrictions set forth above, relating to (i) the diversification of its portfolio, (ii) the amount invested in any one issue of securities or in securities other than publicly traded domestic fixed-income securities, and (iii) the incurrence of debt. The Adviser does not expect these asset coverage and other financial tests and restrictions to have a material adverse effect on holders of the Fund's Common Stock or on the Fund's ability to achieve its investment objective. See "Description of Capital Stock-Preferred Stock-Asset Coverage and Other Financial Tests."

Portfolio Management and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security or obligation may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. From time to time, the Fund also may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

     Subject to the foregoing, the Fund will attempt to achieve its investment objective by thorough research and analysis and prudent selection of portfolio securities with a view to holding them for investment. The Fund's annual portfolio turnover rate (the lesser of the value of securities purchased or sold, divided by the average value of securities owned during the year) will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund is subject to a number of risks and special considerations, including the following:

Dilution

     You may experience an immediate dilution of the aggregate net asset value of your shares of Common Stock if you do not fully exercise your Rights pursuant to the Offer. This is because the Subscription Price per Share will be less than the Fund's net asset value per share on the Expiration Date, and the number of shares of Common Stock outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. Such dilution could be substantial. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $___, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $___ per share.

     You should also expect that if you do not fully exercise your Rights you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case.

Risk of Leverage

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. If the investment performance of the assets purchased with the proceeds of any leverage fails to cover the dividends on such leverage, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.

     The dividend rate on the Fund's Preferred Stock is 7.15% for the Series C shares and 7.05% for the Series D shares. Based on the dividend rate payable under the charter, the annual return of the Fund's portfolio must equal at least 2.22% in order to cover the dividend payments on the Fund's outstanding Preferred Stock. In addition, the Fund expects to issue an additional series of Preferred Stock upon completion of the Offer.

     You, as holders of Common Stock, will bear any decline in the net asset value of the Fund's investments. As a result, the effect of leverage in a declining market would result in a greater decrease in net asset value to be reflected in a greater decline in the market price for the Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend payments due in respect of any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on the Common Stock and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Code.

     The issuance of the Preferred Stock and other forms of leverage may constitute a substantial lien and burden on the Common Stock by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

     The following table illustrates the effect of leverage (using senior securities - i.e., $49.0 million of currently outstanding Preferred Stock) on the return of a holder of Common Stock, assuming a Fund portfolio of approximately $157 million, the annual returns set forth in such table and assuming an effective dividend rate of 7.12% payable on the Preferred Stock:

Assumed Return on Portfolio
   (Net of Expenses)........................       -10%      -5%       0%      2.22%          5%        10%
Corresponding Return to
 Common Stockholders........................    -17.77%  -10.50%   -3.23%         0%       4.04%     11.31%

     THE PURPOSE OF THIS TABLE IS TO ASSIST YOU IN UNDERSTANDING THE EFFECTS OF LEVERAGE. THE FIGURES IN THE TABLE ARE HYPOTHETICAL AND THE ACTUAL RETURNS TO A HOLDER OF COMMON STOCK MAY BE GREATER OR LESS THAN THOSE APPEARING IN THE TABLE.

     The Fund will not be permitted to declare dividends or other distributions with respect to the Common Stock or purchase shares of Common Stock unless at the time the of the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Further, the Fund will not be permitted to pay any dividends or other distributions with respect to the Common Stock if a default or an event of default has occurred and is continuing under the Fund's charter or if payment of such dividend or distribution would result in a default or an event of default under the charter. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

     In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to redeem immediately all outstanding shares of Preferred Stock. Redeeming the Preferred Stock would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock.

Discount from Net Asset Value

     Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases shares of closed-end funds may trade at a premium to net asset value. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade at, below or above net asset value.

     The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

High Yield Investments

     The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high yielding, lower quality, fixed income securities. Consistent with long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

     Fixed income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will not be rated. The values of such securities tend to reflect individual corporate developments or adverse economic change to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high yield, high risk securities and thus in the Fund's net asset value. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

     The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

     The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction.

The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

     Generally, when interest rates rise, the value of fixed-rate debt obligations, including high yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the high cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a high yield, high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

     The market for high yield, high risk securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in interest rates could have a negative effect on the high yield, high risk securities market and on the market value of the high yield, high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

     The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect change in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield, high risk securities whose credit ratings have changed. As of December 31, 1998, approximately 97% of the market value of the Fund's total investments was represented by fixed income securities regarded by the rating services as below investment grade (that is rated Ba1 or lower by Moody's or BB+ or lower by S&P).

     At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to value such securities for purposes of computing the Fund's net asset value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. The Fund also purchases a significant number of Rule 144A securities which are considered "restricted" securities but which may be treated as liquid by the Fund in appropriate circumstances, in accordance with SEC guidelines.
The Adviser, pursuant to the Board of Directors supervision, makes a determination regarding the liquidity of such securities prior to their purchase and continue to analyze the liquidity of such securities. Investing in Rule 144A securities, however, could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Dividends and Distributions

     Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends per share. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

     To the extent that the Fund's portfolio investments generate income exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's income which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes. Alternatively, to the extent that the Fund's current income is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to holders of its Common Stock all or a portion of any retained earnings or make a return of capital to maintain such target level. The Fund currently has accumulated undistributed net investment income upon which is has paid taxes.

     Based on information provided by the Adviser on current market conditions in the high-yield bond market, the Board of Directors believes that the Offer will not result in a decrease in the Fund's current level of dividends per share.

Restricted and Illiquid Securities

     The Fund may invest a large portion of its assets in certain restricted securities. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities, the Fund's continued investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio.

Foreign Securities

     Investing in the U.S. dollar denominated obligations of non-U.S. companies involves certain risk considerations not typically associated with investing in the obligations of domestic companies. These risks may include: (i) price volatility and less liquidity;
(ii) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (iii) possible imposition of foreign taxes and exchange control and currency restrictions; (iv) lack of uniform accounting, auditing and financial reporting standards; (v) less governmental supervision of issuers; (vi) difficulty in enforcing legal rights outside of the United States; and (vii) higher costs.

Banking Law Matters

     Banking laws and regulations generally permit bank holding companies and their non-bank affiliates to act as an investment adviser to registered closed-end investment companies. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956, or any affiliate thereof, from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities.

     The Adviser believes that it possesses the legal authority to perform the investment advisory services contemplated by the Advisory Agreement without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Directors of the Fund would review the Fund's relationship with the Adviser and consider taking all action necessary in the circumstances. It is not anticipated, however, that any such change would affect the net asset value of the Fund's shares or result in any financial loss to any shareholders.

Year 2000 Processing Issue

     Many computer systems were designed using only two digits to signify the year (i.e., 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns and errors. To the extent these systems conduct forward-looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Adviser does not anticipate that the Year 2000 processing issue will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Fund has sought assurances from the other service providers that they are taking the steps necessary to deal with the problems associated with computer processing of the year 2000. The cost of any systems remediation by persons other than the Fund will not be borne by the Fund. However, no assurance can be given that the actions taken by the Fund's service providers will be sufficient to avoid any adverse effect of the Fund.

Additional Risk Considerations

     The Fund may not achieve its investment objectives.

     The Fund's non-fundamental investment policies may be changed without shareholder approval.

     Investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume theses risks before making an investment in the Fund.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.


                                                                             Principal Occupations During
Name and Address                Positions with Registrant         Age              Past Five Years
----------------------------  -----------------------------     -------       --------------------------
William J. Morgan* (1)        Chairman of the Board                44         President, Secretary and
8044 Montgomery Road           and Treasurer                                  Director, Pacholder
Cincinnati, OH  45236                                                         Associates, Inc.

Daniel A. Grant (1)           Director                             54         President, Utility
1440 Greenfield Crossing                                                      Management Services.
Ballwin, MO  63021

John F. Williamson (2)(3)     Director                             60         Chairman and President
2109 S.W. Cedar Hill Lane                                                     Williamson Associates, Inc.
Lee's Summit, MO  64081                                                       (since 1997); Executive
                                                                              Vice President and Chief
                                                                              Financial Officer, Asset
                                                                              Allocation Concepts, Inc.
                                                                              (1995 to 1996); Vice
                                                                              President and Senior
                                                                              Portfolio Manager, American
                                                                              Life & Casualty Insurance
                                                                              Co. (1993 to 1994).

George D. Woodard(2)(3)       Director                             52         Closely Held Business
22229 North 54th Way                                                          Specialist, Henry & Horne,
Phoenix, AZ  85054-7144                                                       P.L.C. (since 1996);
                                                                              Principal, George D.



                                                                              Woodard, C.P.A. (1995-1996);
                                                                              Vice President, Rider Kenley
                                                                              & Associates (1994 to 1995).


Anthony L. Longi, Jr.         President and Assistant              33         Executive Vice
8044 Montgomery Road          Treasurer                                       President, Pacholder
Cincinnati, OH  45236.                                                        Associates, Inc.

James P. Shanahan, Jr.        Secretary                            37         Executive Vice President and
8044 Montgomery Road                                                          General Counsel, Pacholder
Cincinnati, OH  45326                                                         Associates, Inc.

James E. Gibson               Senior Vice President                34         Executive Vice President,
8044 Montgomery Road                                                          Pacholder
Cincinnati, OH  45236.                                                        Associates, Inc.

Mark H. Prenger               Assistant Treasurer                  28         Vice President, Pacholder
8044 Montgomery Road                                                          Associates, Inc. (since
Cincinnati, OH  45236.                                                        1994); full-time university
                                                                              student prior thereto

______________
*    Directors who are "interested persons" of the Fund, as defined in the 1940
     Act.
(1)  Elected by holders of the Common Stock.
(2)  Elected by holders of the Preferred Stock.
(3) Directors who are members of the Audit Committee of the Fund's Board of Directors.

     For the fiscal year ended December 31, 1998, the Fund's directors received the following compensation for serving as directors.(1)

                                            Total Compensation
Name of Director of Officer                      from Fund
---------------------------                 ------------------
William J. Morgan                                  None
Daniel A. Grant                                  $ 17,000
John F. Williamson                               $ 17,000
George D. Woodard                                $ 17,000

---------------
(1) The Fund does not currently provide pension or retirement plan benefits to directors. The Fund is not part of a fund complex.

Holdings of Common Stock

     As of December 31, 1998, DTC, 7 Hanover Square, New York, New York 10004, owned of record 6,646,084 shares representing 93% of the outstanding shares of Common Stock. Principal Mutual Life Insurance Company, 711 High Street, Des Moines, Iowa 50392, owns all of the Fund's outstanding Preferred Stock.

     As of December 31, 1998, all directors and officers of the Fund owned in the aggregate less than 1% of the common stock.

The Adviser

     Pacholder & Company, LLC (the "Adviser"), 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, is the Fund's investment adviser. The Adviser is an Ohio limited liability company organized in 1998. Pacholder Associates, Inc. ("Pacholder Associates") owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation ("Banc One Advisors") owns the remaining 49%. Pacholder Associates was a general partner of the Fund's previous investment adviser, Pacholder & Company, which served as the Fund's investment adviser from the time it commenced operations in 1988 until August 1998.

     Pacholder Associates is an investment advisory firm formed in 1983 which specializes in high yield, high risk fixed income securities. Pacholder Associates currently manages in excess of approximately $625 million for institutional clients and provides research and consulting services to those clients and others. Approximately $435 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Asher O. Pacholder owns a majority of Pacholder Associates' outstanding stock. Employees of Pacholder Associates own the remaining outstanding stock. William J. Morgan, James P. Shanahan,
Jr., Anthony L. Longi, Jr., James E. Gibson and Mark H. Prenger, directors and/or officers of the Fund, are shareholders, officers and/or directors of Pacholder Associates.

     Banc One Investment Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Ohio. As of December 31, 1998, Banc One Investment Advisors managed over $__ billion in assets. BANK ONE CORPORATION has affiliated banking organizations in __ states and has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANK ONE CORPORATION had assets of over $____ billion as of December 31, 1998.

     Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group(R) (an open-end management investment company which offers units of beneficial interest in __ separate funds).

     The overall portfolio management strategy for the Fund is determined under the general supervision and direction of William J. Morgan. Mr. Morgan is President and Managing Director of Pacholder Associates and is responsible for the overall management of the firm. He has been responsible for Pacholder Associates' investment management operations since the inception of the firm. Prior to co-founding Pacholder Associates, Mr. Morgan was the Fixed Income Portfolio Manager at the Union Central Life Insurance Company and was responsible for research and management of a wide variety of securities, primarily fixed-income debt obligations of the U.S. government and corporate issuers. Anthony L. Longi, Jr. is responsible for day-to-day management of the Fund. Mr. Longi is an Executive Vice President of Pacholder Associates where he has worked as an investment grade and high yield bond investment analyst and trader, portfolio manager and special situations analyst for more than eleven years.

Advisory Agreement

     Pursuant to an Investment Advisory Agreement dated August 20, 1998 (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

     The Adviser bears all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement.

     As compensation for its services, the Adviser receives an annual fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston High Yield Index(TM) (the "Index") for the same period (the "Index Return"). A general description of the Index, and the Index Return and total return investment performance of the Fund for the 12-month periods ended December 31, 1989 through 1998 are set forth in Appendix B.

     The advisory fee is paid quarterly at an annual rate which varies between 0.40% and 1.40% of the Fund's average net assets. The fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% "fulcrum fee" by 10% of the difference between the Fund's investment performance during the preceding 12 months and the Index Return during that period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%.

     The following table shows the fee rates that would be applicable based on the relative performance of the Fund and the Index during for a particular 12-month period:

   Fund Performance                                     Advisory Fee Rate*
   (net of fees and expenses)                       (% of average net assets)
   ----------------------------                    ----------------------------

         Index Return + 5........................             1.40
         Index Return + 4........................             1.30
         Index Return + 3........................             1.20
         Index Return + 2........................             1.10
         Index Return + 1........................             1.00
         Index Return    ........................             0.90
         Index Return - 1........................             0.80
         Index Return - 2........................             0.70
         Index Return - 3........................             0.60
         Index Return - 4........................             0.50
         Index Return - 5........................             0.40

-----------------
       * The advisory fee increases or decreases from a "fulcrum fee" of 0.90%.

      For the fiscal years ended December 31, 1996, 1997 and 1998 (unaudited), the Adviser received advisory fees totaling $1,624,992, $1,948,943 and $889,000, respectively, which represent 1.40%, 1.18% and 0.53%, respectively, of the Fund's average net assets during such periods.

     The advisory fee paid by the Fund has exceeded for certain periods, and may in the future exceed, the fees paid by other closed-end investment companies.
In addition, the 0.90% "fulcrum fee" is higher than the fees paid by many closed-end funds. The advisory fee paid by the Fund may exceed the advisory fees paid other comparable funds even if the Fund's investment performance is not equal to the Index Return. Moreover, the Adviser could receive the maximum fee, even if the Fund's absolute investment performance is negative. The Adviser also could receive the minimum fee when the Fund experiences significant positive performance.

     In the event the Index is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Board of Directors will approve another appropriate index or will negotiate a fixed advisory fee with the Adviser, in which event the advisory fee payable for the immediately preceding 180-day period will be the lesser of the fee payable under the Advisory Agreement and the fee payable under the new advisory agreement.

     The Advisory Agreement was approved by the Fund's shareholders on June 30, 1998. The Advisory Agreement will continue in effect until June 30, 1999, and thereafter from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities. In either event, the Advisory Agreement also must be approved annually by vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party ("Independent Directors"), cast in person at a meeting called for that purpose. The Advisory Agreement may be terminated by either party at any time without penalty upon 30 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination.

     The Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, such Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     The services of the Adviser to the Fund are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Portfolio Transactions

     Subject to policy established by the Board of Directors of the Fund, the Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the over-the-counter markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. Fixed income securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. While the Adviser generally will seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with best results in particular transactions.

     In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Adviser or the Fund with research, analysis, advice and similar services. The research services provided by broker-dealers may be useful to the Adviser in serving other clients, but they can also be useful in serving the Fund. Not all of such services may be used by the Adviser in connection with the Fund. The Adviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services with the Fund, and the advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The Adviser's investment management personnel evaluate the quality of research provided by brokers or dealers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers or dealers to execute portfolio transactions. However, the Adviser is unable to quantify the amounts of commission that might be paid as a result of such research because certain transactions might be effected through brokers which provide research but which would be selected principally because of their execution and capabilities.

     Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions.

Administrative and Accounting Services

     Kenwood Administrative Management, Limited Partnership (the "Administrator"), 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, an affiliate of the Adviser, serves as the administrator of the Fund pursuant to an Administration Agreement with the Fund dated June 5, 1996 (the "Administration Agreement"). The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. Under the Administration Agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets.

     The Administration Agreement was approved by the Fund's shareholders on June 4, 1996. Continuance of the Administration Agreement was approved by the Fund's Board of Directors, including a majority of the Independent Directors, most recently on May 30, 1998. It may continue thereafter from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities. In either event, the Administration Agreement also must be approved annually by vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose.

     Pursuant to an Accounting Services Agreement with the Fund dated May 20, 1991, as amended, Pacholder Associates, a affiliate of the Adviser, is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund,
(iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, taken in respect of securities held by the Fund. For these services the Fund pays Pacholder Associates a monthly fee at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million, and reimburses it for out-of-pocket expenses.

     Because the fees of the Adviser, the Administrator and Pacholder Associates are based on the average net assets of the Fund, they will benefit from any increase in the Fund's net assets resulting from the Offer. It is not possible to state precisely the amount of additional compensation the Adviser, the Administrator and Pacholder Associates will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer assuming all Rights are exercised in full for the Estimated Subscription Price of $___ per Share, and assuming the Adviser receives the 0.90% "fulcrum fee," the Adviser would receive additional annual advisory fees of approximately $___, and the Administrator and Pacholder Associates would receive additional annual fees of approximately $_____ and $______, respectively, as a result of the increase in the average net assets under management over the Fund's current assets under management, assuming no fluctuations in the value of Fund portfolio securities.

                                NET ASSET VALUE

     The net asset value of the Common Stock is computed at least weekly, generally on Thursday of each week on which the Exchange is open for trading. This determination is made as of the close of the Exchange by deducting the amount of the liabilities (including accrued expenses) of the Fund and the liquidation value of the outstanding shares of Preferred Stock from the value of the Fund's assets (including interest and dividends accrued but not collected) and dividing the difference by the number of shares of Common Stock outstanding. Fixed income securities (other than short-term obligations, but including listed issues) are valued by an independent pricing service approved by the Board of Directors which utilizes both dealer supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional size trading in similar groups of characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities (other than fixed income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will be valued, if market quotations are readily available, at the closing bid prices in the over-the-counter market. Portfolio securities for which there are no such valuations, including restricted securities that are not liquid, are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Short-term investments which mature in less than 60 days will be valued at amortized cost.

                          DIVIDENDS AND DISTRIBUTIONS

Dividend Policy

     It is the Fund's present policy, which may be changed by the Board of Directors, it to pay dividends on a monthly basis to holders of its Common Stock of investment company taxable income (but not including short-term capital gains or "net capital gains," defined as the excess of net long-term capital gains over net short-term capital losses), and to distribute any net short-term capital gains and net capital gains annually. Under present law, if the Fund were to retain ordinary income or net capital gains, taxes would be imposed with respect to those amounts. Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends. However, there can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors of the Fund may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. See "Risk Factors and Special Considerations--Dividends and Distributions." See also "Federal Taxation" and "Description of Capital Stock--Common Stock" for a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Stock.

Dividend Reinvestment Plan

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by Star Bank, N.A. (the "Bank"), as agent under the Plan, unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan, will be paid by check mailed directly to the record holder by the Bank, as dividend paying agent.

     The Bank will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

     If the Board of Directors of the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, as holders of Common Stock may have elected, then non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock valued at the lower of market price or net asset value. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the net asset value most recently determined as provided under "Net Asset Value," but in no event less than 95% of the market price. If the net asset value of the Common Stock at such time exceeds the market price of Common Stock at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Bank will, as agent for the participants, buy Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Bank has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Bank may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution has been paid in Common Stock issued by the Fund. The Bank will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     The Bank maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in such accounts, including information needed by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Bank in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Bank's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Bank's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that change are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or capital gains distribution. The Plan also may be amended or terminated by the Bank, with the Fund's prior written consent but, except when necessary or appropriate to comply with applicable law or the rules or policies of a regulatory body, only on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Bank at 425 Walnut Street, Cincinnati, Ohio 45201-1118.

                                FEDERAL TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

General

     The Fund has elected to be, and qualifies for treatment as, a regulated investment company ("RIC") under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived from its business of investing in securities or those currencies ("Income Requirement"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net realized gain from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of its investment company taxable income for that year ("Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

     The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 of a calendar year if it is declared by the Fund in that month of that year, payable to shareholders of record on a date in that month and paid by the Fund at any time through the end of the following January. Any such distribution thus will be taxable to shareholders in the year the distribution is declared, rather than the year in which the distribution is received.

Dividends and Distributions

     Dividends from the Fund's investment company taxable income will be taxable to its shareholders as ordinary income, whether paid in cash or reinvested in shares. Distributions of the Fund's net capital gain and undistributed capital gains, if any, will be taxable to the shareholders as long-term capital gain, regardless of how long they have held their shares. Dividends are not expected to be, and capital gain distributions will not be, eligible for the dividends-received deduction allowed to corporations.

     A participant in the Dividend Reinvestment Plan who receives a distribution that is reinvested in shares will be treated as having received a taxable distribution and will have a basis for those shares equal to their fair market value on the distribution date. Shareholders will be notified annually as to the federal income tax status of distributions to them. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to the record date for a distribution will receive the distribution, which nevertheless will be taxable to them.

Sale of Shares

     On a sale of shares of the Fund, a shareholder will realize taxable gain or loss depending upon the amount realized on the sale and the shareholder's basis for the shares. That gain or loss will be treated as capital gain or loss if the shareholder held the shares as capital assets and will be long-term capital gain or loss if the shares were held for more than one year. Any such loss will be disallowed to the extent the shares that were disposed of are replaced (such as pursuant to the Dividend Reinvestment Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the shareholder on those shares or any undistributed capital gains designated with respect thereto.

Original Issue Discount

     The Fund may purchase debt securities (such as zero-coupon debt securities and zero-fixed-coupon debt securities; see "Investment Policies and Limitations-Investment Policies and Restrictions") that have original issue discount, which generally is included in income ratably over the term of the security. The discount that accrues each year on those securities thus will increase the Fund's investment company taxable income, thereby increasing the amount that must be distributed to satisfy the Distribution Requirement, without providing the cash with which to make the distribution. Accordingly, the Fund may have to dispose of other securities, thereby realizing gain or loss at a time when it otherwise might not want to do so, to provide the cash necessary to make distributions to shareholders.

Backup Withholding

     The Fund is required to withhold federal income tax at the rate of 31% on all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or (with respect to dividends and capital gain distributions) who otherwise are subject to backup withholding.

Foreign Withholding Taxes

     Income received by the Fund from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of the Fund's assets to be invested in various countries is not known. If, as is expected, the Fund does not have more than 50% of its assets invested in the securities of foreign corporations at the close of its taxable year, it will not be entitled to "pass through" to its shareholders the amount of foreign taxes it paid.

Foreign Shareholders

     U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected." In such case, dividends will be subject to U.S. withholding tax of 30% (or lower treaty rate). Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares, including the effect of any applicable tax treaties.

Other Taxation

     The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders. Distributions also may be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                          DESCRIPTION OF CAPITAL STOCK

General

     The authorized capital stock of the Fund consists of 47,550,000 shares of Common Stock, $.01 par value (the "Common Stock"), and 2,450,000 shares of Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), consisting of 1,650,000 Series C shares and 800,000 Series D shares. As of December 31, 1998, 7,124,721 shares of Common Stock and 2,450,000 shares of Preferred Stock were outstanding. The Board of Directors has the authority to reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series of stock.

     Upon completion of the Offer, it is expected that the Board of Directors will adopt articles supplementary amending the charter of the Fund to classify an additional series of Preferred Stock. The newly classified series of preferred shares would be issued, in a private placement for new capital, in an amount such that the percentage of the Fund's assets representing leverage will be approximately the same as it was prior to completion of the Offer. Except for the annual dividend rate of the series, the terms of the newly classified preferred series are expected to be the same in all material respects as the Fund's outstanding Series C and Series D Preferred Stock. The Board of Directors is expected to set the annual dividend rate of the
new series at                   .

Common Stock

     All shares of Common Stock have equal rights in all respects as to dividends, assets and voting privileges and have no redemption or preemptive rights. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after payment of debts and expenses and the liquidation preference of any outstanding preferred stock. The outstanding shares of Common Stock are, and when issued the Shares offered hereby will be, fully paid and non-assessable. Holders of the Common Stock are entitled to one vote per share and do not have cumulative voting rights.

     The Fund's Common Stock is listed on the Exchange under the symbol "PHF."

     The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than pursuant to the Offer or under the Dividend Reinvestment Plan. Other offerings, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock.

     Under the 1940 Act, the Fund may not declare or pay any dividend or distribution on the Common Stock, or repurchase any shares of Common Stock, unless full cumulative dividends on all shares of preferred stock have been declared and paid and unless immediately thereafter the preferred stock has an "asset coverage" (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. See "Asset Coverage and Other Financial Tests" below.

Preferred Stock

     The outstanding shares of Preferred Stock are fully paid and non-assessable, are not convertible into shares of Common Stock (or any other capital stock of the Fund), and have no preemptive rights. The terms of the Preferred Stock, as fixed by the Fund's Articles Supplementary Creating and Fixing the Rights of Series C and Series D Cumulative Preferred Stock dated December 1, 1998 (the "Articles Supplementary"), are summarized below. The following summary does not purport to be complete and is qualified by reference to the Articles Supplementary, which have been filed with the SEC as an exhibit to the Fund's Registration Statement. See "Further Information."

     Dividends. Holders of the Preferred Stock are entitled to receive cumulative cash dividends payable quarterly at the annual rate of 7.15%, in the case of the Series C shares, and 7.05%, in the case of the Series D shares, of the liquidation preference ($20 per share) of the Preferred Stock. A quarterly dividend may not be declared or paid on the Preferred Stock unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Preferred Stock through the most recent quarterly dividend payment dates therefor. If full cumulative dividends have not been paid, any dividends on the Preferred Stock are required to be paid pro rata on all outstanding shares.

     Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, holders of the Preferred Stock will be entitled to receive a preferential liquidating distribution in the amount of $20 per share, plus an amount equal to all accrued and unpaid dividends to the date of distribution, before any distribution or payment is made in respect of the Common Stock. If the assets of the Fund are insufficient to pay holders of the Preferred Stock the liquidating distribution to which they are entitled, then holders of the Preferred Stock will share ratably in any assets available for distribution. Unless and until the liquidation preference of the Preferred Stock has been paid in full, the Fund may not pay any dividends or distributions on the Common Stock.

     Redemption. On March 2, 2002, the Fund is required to redeem all of the then outstanding shares of Preferred Stock at a price equal to $20 per share plus accumulated and unpaid dividends through the date of redemption. In addition, if the financial restrictions described below under "Asset Coverage and Other Financial Tests" are not met as of the evaluation dates prescribed in the Articles Supplementary, then the Fund may be required to redeem such number of shares at the liquidation value thereof that, after giving effect to such redemption, the restrictions would be met. The Fund also may redeem the Preferred Stock, in whole or in part, at any time at a redemption price equal to $20 per share, plus accumulated and unpaid dividends through the date of redemption and a make-whole premium equal to the discounted value of the remaining scheduled payments with respect to the redeemed shares over the amount of the liquidation preference of such shares.

     Voting Rights. Except as described below, holders of the Preferred Stock have equal voting rights with holders of the Common Stock of one vote per share, and holders of the Preferred Stock and the Common Stock vote together as a single class. Under the Articles Supplementary, holders of the Preferred Stock, as a class, are entitled to elect two directors; holders of the Common Stock, as a class, are entitled to elect two directors; and holders of the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. In addition, if at any time dividends on the Preferred Stock shall be unpaid in an amount equal to two full years' dividends, or if the Fund shall have failed to redeem any shares of Preferred Stock as required, then holders of the outstanding shares of Preferred Stock will be entitled to elect a majority of the Fund's directors.

     As long as any shares of Preferred Stock are outstanding: (1) the Fund may not (a) petition the courts to file the Fund into bankruptcy, dissolve the Fund or liquidate the Fund's assets, or consent to a petition seeking liquidation, reorganization or other relief under applicable laws of any jurisdiction relating to bankruptcy, insolvency or reorganization,
(b) merge or consolidate with any corporation, (c) convert to open-end status, or (d) sell all or substantially all of its assets, without approval of a majority of the outstanding shares of Preferred Stock and Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the Preferred Stock or the Common Stock requires the separate approval of a majority of the outstanding shares of such class; (3) any action requiring a vote of security holders under Section 13(a) of the 1940 Act requires the approval of a majority of the outstanding shares of Preferred Stock and Common Stock, each voting as a separate class; (4) the Fund may not amend, alter or repeal any of the preferences, rights or powers of the Preferred Stock without the approval of a majority of the outstanding shares of Preferred Stock, voting separately as a class; (5) the Fund may not (a) increase or decrease the number of shares of Preferred Stock authorized to be issued; (b) create, authorize or issue any class or series of stock ranking on a parity with or senior to the Preferred Stock with respect to the payment of dividends or the distribution of assets in liquidation, dissolution or the winding up of the affairs of the Fund; (c) create, authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness; or (d) create, incur or suffer to exist or agree to the creation, incurrence or existence of any lien, mortgage, pledge, charge or security upon any of the assets of the Fund without the approval of a majority of the outstanding shares of Preferred Stock, voting separately as a class; (6) holders of the Preferred Stock and the Common Stock vote as separate classes in connection with the election of directors as described above; and (7) the Common Stock and the Preferred Stock vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act. For purposes of the foregoing, a "majority of the outstanding shares" means the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less.

     Asset Coverage and Other Financial Tests. The Articles Supplementary require the Fund to determine periodically that certain asset coverage and other financial tests have been met and that the Fund has complied with certain other restrictions. In the event that, on any date of determination, the Fund does not comply with an applicable asset coverage test or restriction, then the Fund will be required to cure such violation within a stated cure period or, if such violation cannot be cured, to redeem the Preferred Stock. For so long as any shares of Preferred Stock are outstanding, the Fund is required (i) to make bi-weekly determinations that the amount of certain eligible portfolio property (as defined in the Articles Supplementary) equals or exceeds the basic maintenance amount (as defined in the Articles Supplementary); (ii) to determine (a) weekly and (b) immediately preceding the declaration date of each dividend on the Common Stock, or any repurchase of shares of Common Stock, that the ratio of the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate liquidation value of all outstanding shares of Preferred Stock and the amount of all unpaid dividends accrued to and including the date of determination on all outstanding shares of Preferred Stock is at least 250%.
The Articles Supplementary provide that the Fund shall not, without prior written confirmation that such action will not have an adverse effect on the rating of the Preferred Stock, (i) lend securities, (ii) issue any class of stock ranking prior to or on a parity with the Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund; (iii) engage in short sales; (iv) sell or purchase futures or options; (v) merge or consolidate with any other corporation; (vi) authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness; or (vii) engage in reverse repurchase obligations.

Special Voting Requirements

     The Fund's Articles of Incorporation contain an election to be governed by Sections 3-601 through 3-603 of the Maryland General Corporation Law, which require, among other things, a "super-majority" vote with respect to "business combinations" (defined as any merger or similar fundamental transaction subject to a statutory vote and certain transactions involving a transfer of assets or securities to interested stockholders and their affiliates) between Maryland corporations and "interested stockholders" (defined as beneficial owners of more than 10% of the outstanding voting stock of such corporations). Unless certain value and other standards are met (in the case of merger-type transactions) or an exemption is available, business combinations with interested stockholders may not be consummated unless recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least 80% of the votes entitled to be cast by the shareholders and two-thirds of the votes entitled to be cast by the shareholders other than the interested stockholders.

     The foregoing provisions will make it difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes that they are in the shareholders' best interest and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating continuity of the Fund's management.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND

                         DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held by Star Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118, as custodian under a custodian contract. Star Bank, N.A. serves as dividend disbursing agent, as agent under the Fund's Dividend Reinvestment Plan, and as transfer agent and registrar for the Common Stock.

                                 LEGAL OPINIONS

     The validity of the Shares offered hereby will be passed on for the Fund by Piper & Marbury L.L.P., Washington, D.C. Certain matters will be passed on for the Dealer Manger by James P. Shanahan, Jr., Executive Vice President and General Counsel of the Dealer Manager.

                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                                    EXPERTS

     The financial statements as of December 31, 1997 included in this Prospectus and the related financial statement schedules included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the Registration Statement, and have been so included in reliance upon the reports of such firm given their authority as experts in auditing and accounting. The address of Deloitte & Touche LLP is 1700 Courthouse Plaza, NE, Dayton, Ohio 45402.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

     The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 1997, and the Fund's Semi-Annual Report, which includes unaudited financial statements for the six months ended June 30, 1998, each of which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, are incorporated herein by reference with respect to all information other than information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report and Semi-Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report and a copy of its Semi-Annual Report, upon request to Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201-1118, telephone (800) 727-1919, ext. 5788, Monday through Friday from 9:00 a.m. to 5:00 p.m.

                              FURTHER INFORMATION

     The Fund has filed with the SEC, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW,

Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund also may be inspected at the offices of the Exchange.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS


                           MOODY'S INVESTORS SERVICE


Long-Term Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -  Leading market positions in well-established industries.

          -  High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Stock Ratings

     Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter rating category.

                      STANDARD & POOR'S RATING DEFINITIONS

Long-Term Issue Credit Ratings

AAA: An obligation rated "AAA" has the highest rating assigned by Standard &
     Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rated categories. However, the obligor's capacity to meet its financial commitment is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters.
     However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor"s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is depend upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations in very strong, although not as overwhelming as for issues rated "AAA."

A: An issue rated "A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

BB, B  Preferred stock rated "BB", "B" or "CCC" are regarded, on balance, as a

CCC: predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: the Rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C:     A preferred stock rated "C" is a non-paying issue.

D: A preferred stock rated "D" is a non-payment issue with the issuer in default on debt instruments.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

                       INVESTMENT PERFORMANCE OF THE FUND

Historical Performance

     The following chart compares the historical total return investment performance of the Fund for the 12-month periods indicated relative to the percentage changes in the Credit Suisse First Boston High Yield Index (the "Index") for the same periods (the "Index Returns"). The total return investment performance of the Fund means the sum of (i) the change in the net asset value per share of the Fund's Common Stock during the period, (ii) the value of the cash distributions per share of Common Stock accumulated to the end of the period, and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as reinvested in shares of the Fund's Common Stock at the net asset value per share in effect at the close of business on the record date for the payment of such dividends and distributions and the date on which provision is made for such taxes, after giving effect to such dividends, distributions, and taxes. The calculation of the Index Returns reflects cash distributions having an ex-dividend date occurring within the period made by the companies whose securities comprise the Index. While neither the Index nor the net asset value per share of the Fund reflects the reinvestment of dividends and distributions, management of the Fund believes the Index provides a reasonable comparison for measuring the Fund's performance. It is important to remember that past performance is no guarantee of future results.

                                 Total Return (%) for the 12-Month Period Ended December 31,
              -------------------------------------------------------------------------------------------------
                1998      1997      1996      1995      1994      1993      1992      1991     1990      1989
              --------  --------  --------  --------  --------  --------  --------  --------  -------  --------
The Fund        -3.12     15.44     20.40     10.68      0.72     20.27     18.78     36.71    -0.87      3.72
The Index        0.58     12.63     12.42     17.38     -0.97     18.91     16.66     43.75    -6.38      0.38

     The Index is an index of high-yield corporate debt securities, which at December 31, 1998 included ___ issues with an aggregate par value of $_____ billion and an aggregate market value of $____ billion. The securities comprising the Index are selected primarily on the basis of size, liquidity and diversification. The factors considered with regard to diversification are industry, rating, yield and duration. With regard to size, an issue is added to the Index if it is larger than $__ million at the end of the issue month. Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade may be included in the Index subject to the same criteria, except that market value is used instead of par value and a three-month period is required prior to addition. A security that goes into default after inclusion in the Index whose market value declines below $____ million for six consecutive months is deleted from the Index. Likewise, non-defaulted issues whose market value falls below $__ million for six consecutive months are deleted from the Index. On December 31,

1998, of the ___ issues comprising the Index, ___ (____% of market value) were cash paying issues not in default, __ issues (____% of market value) were zero coupon or deferred interest issues not in default, and __ issues (___% of market value) were in default. The Index is calculated daily and published monthly by Credit Suisse First Boston Corporation High Yield Research. Credit Suisse
First Boston Corporation High Yield Research may rebalance or reweight the
Index every year to match the industry and rating breakdown of the universe of the high-yield public debt market.

Morningstar Ranking

     The Fund has received a ______ rating from Morningstar, Inc., an independent publisher of financial information and investment company ratings. The Fund's _____ rating is based upon its performance for the five-year period ended December 31, 1998. The Fund received a _____ rating for the 60-month period ended December 31, 1998 and an average historical rating of ____ stars over the preceding 36 months.

     Morningstar ratings involve comparisons of funds with similar investment objectives and represent a proprietary measure of risk-adjusted performance relative to three-month U.S. Treasury bill returns. A five-star rating is characterized as "Highest" and is limited to the top 10% of scores in a rating group; a four-star rating is characterized as "Above Average" and is limited to the next 22.5% of scores in the rating group; and a three-star rating is characterized as "Average" and is limited to the middle 35% of scores in the rating group. The Fund is included among ____ closed-end funds in Morningstar's "Taxable Bond" category. Morningstar ratings may change every four weeks and do not take into account brokerage commissions, sales loads or other charges that may be payable in connection with the purchase of shares. Morningstar ratings are based on historical performance and are not predictive of future results.

No person has been authorized to
give any information or to make any
representations other than those
contained in this Prospectus and,
if given or made, such information
or representation must not be
relied upon as having been
authorized by the Fund, the Adviser
or the Dealer Manager. Neither the
delivery of this Prospectus nor any
sale made hereunder shall under any
circumstances, create any
implication that there has been no
change in the affairs of the Fund
since the date hereof or that the
information contained herein is
correct as of any time subsequent
to its date. However, if any
material change occurs while this
prospectus is required by law to be
delivered, this Prospectus will be
amended or supplemented
accordingly. This Prospectus does
not constitute an offer to sell or
a solicitation of an offer to buy,
any securities other than the
registered securities to which it
relates. This Prospectus does not
constitute an offer to sell or a
solicitation of an offer to buy in
any circumstances in which such
offer or solicitation is unlawful.

    ____________________________

         TABLE OF CONTENTS

                                                     Page
                                                     ----
Prospectus Summary.................................
Fee Table and Example..............................
Financial Highlights...............................
Capitalization at December 31, 1998................                    Pacholder Fund, Inc.
Information Regarding Senior Securities............
Trading and Net Asset Value Information............
The Fund...........................................
The Offer..........................................
Use of Proceeds....................................               _________Shares of Common Stock
Investment Policies and Limitations................                  Issuable Upon Exercise of
Risks Factors and Special Considerations...........                   Rights To Subscribe for
Management of the Fund.............................                         Such Shares
Net Asset Value....................................
Dividends and Distributions........................
Federal Taxation...................................
Description of Capital Stock.......................                         ----------
Custodian, Transfer Agent, Dividend                                         PROSPECTUS
  Disbursing Agent and Registrar...................                         ----------
Legal Opinions.....................................
Reports to Shareholders............................
Experts............................................                     __________ __, 1999
Financial Statements...............................
Further Information................................
Appendix A.........................................  A-1
Appendix B.........................................  B-1

                          PART C -- OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


(1) Financial Statements:

    (a) Statement of Net Assets at June 30, 1998 (Unaudited)

    (b) Statement of Operations For the Six Months Ended June 30, 1998
        (Unaudited)

    (c) Statements of Changes in Net Assets For the Six Months Ended
        June 30, 1998 (Unaudited) and For the Year Ended December 31, 1997

    (d) Financial Highlights (Unaudited as to June 30, 1998)

    (e) Notes to Financial Statements (Unaudited)

    (f) Statement of Net Assets at December 31, 1997

    (g) Statement of Operations For the Year Ended December 31, 1997

    (h) Statements of Changes in Net Assets For the Years Ended December 31, 1997 and 1996

    (i) Financial Highlights

    (j) Notes to Financial Statements

    (k) Independent Auditors' Report

        All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

(2)   Exhibits:

  (a)(i) Articles of Incorporation. Incorporated herein by reference to Amendment No. 5 to the Registration Statement on Form N-2 (File No. 811-5639) (the "Registration Statement") filed on November 16, 1988.

     (ii) Articles of Amendment. Incorporated herein by reference to Amendment No. 6 to the Registration Statement filed on March 19, 1992.

     (iii) Articles Supplementary Creating and Fixing the Rights of Series C and Series D Cumulative Preferred Stock.

  (b)      Amended and Restated By-Laws.

  (c)      Not applicable.

  (d)(i) Specimen certificate for Common Stock. Incorporated herein by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988.

     (ii)  Specimen certificate for Series C Cumulative Preferred Stock.*

     (iii) Specimen certificate for Series D Cumulative Preferred Stock.*

     (iv) Subscription Certificate for subscribing for Shares pursuant to the Offer.*

     (v) Notice of Guaranteed Delivery for subscribing for Shares pursuant to the Offer.*

  (e)      Dividend Reinvestment Plan.*

  (f)      Not applicable.

  (g)      Investment Advisory Agreement dated August 20, 1998.

  (h)(i)   Dealer Manager Agreement*

     (ii)  Soliciting Dealer Agreement.*

  (i)      Not applicable.

  (j)      Custody Agreement dated May 1, 1996.

  (k)(i)   Transfer Agency and Service Agreement dated January 1, 1999.

     (ii)  Administration Agreement dated June 5, 1996.

     (iii) Accounting Services Agreement is incorporated herein by reference to Amendment No. 7 to the Registration Statement filed on October 21, 1992.

  (l)      Opinion and Consent of Piper & Marbury L.L.P.*

  (m)      Not applicable.

  (n)      Consent of Deloitte & Touche LLP.

  (o)      Not applicable.

  (p)      Not applicable.

  (q)      Not applicable.

  (r)      Financial Data Schedule.*
_________________

* To be filed by amendment.

Item 25. Marketing Arrangements

     See Exhibit (h)(i).

Item 26. Other Expenses of Issuance and Distribution

  The expenses in connection with the Offer, all of which are being borne by the Registrant, are as follows:

     Registration fee....................................  $9,586
     National Association of Securities Dealers,
      Inc. fee ..........................................     *
     American Stock Exchange listing fee.................     *
     Printing (other than stock certificates)............     *
     Accounting fees and expenses........................     *
     Legal fees and expenses.............................     *
     Dealer Manager's expense reimbursement..............     *

     Information Agent fees and expenses.................    *
     Subscription Agent fees and expenses................    *
     Miscellaneous.......................................    *
         Total........................................... $
                                                           ========

______________

* To be completed by amendment.

Item 27.  Persons Controlled by or Under Common Control

     None.

Item 28.  Number of Holders of Securities

     Set forth below are the number of record holders as of December 31, 1998, of each class of securities of the Registrant:

                             Title of Class                                      Number of Record Holders
                             --------------                                      ------------------------
   Common Stock, par value $.01 per share................................                 448
   Cumulative Preferred Stock, par value $.01 per share..................                   2

Item 29.  Indemnification

     Article NINTH, Section 5 of the Registrant's Articles of Incorporation provides as follows:

       "(5) The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law."

     Officers and directors of the Registrant are covered by an insurance policy against liabilities and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and other connections of Investment Adviser.

     Pacholder & Company, LLC is engaged primarily in the business of providing investment advisory services. A description of the members of Pacholder & Company, LLC and other required information is included in the Form ADV and schedules thereto of Pacholder & Company, LLC on file with the Securities and Exchange Commission (File No. 801-55869) and is incorporated herein by reference.

Item 31.  Location of Accounts and Records.

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236. Certain records, including records relating to the Registrant's shareholders and certain records relating to the physical possession of the Registrant's securities, may be maintained at the offices of the Registrant's custodian, transfer agent, dividend disbursing agent and registrar, Star Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45201-1118.

Item 32.  Management Services

     Not applicable.

Item 33.  Undertakings.

     1. The Registrant undertakes to suspend offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.  Not applicable.

     3.  Not applicable.

     4.  The Registrant undertakes:

          a. to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

             (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

             (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.  The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6.      Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, and State of Ohio, on the 18th day of January, 1999.

                            PACHOLDER FUND, INC.


                            By: /s/ William J. Morgan
                               ---------------------
                               William J. Morgan,
                               Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                              Title                     Date
---------                              -----                     ----

/s/ William J. Morgan      Director, Chairman of the Board      January 18, 1999
---------------------      (principal executive officer), and
William J. Morgan          Treasurer (principal financial
                               and accounting officer)

/s/ Daniel A. Grant                      Director              January 18, 1999
-----------------------
Daniel A. Grant

/s/ John F. Williamson                   Director              January 18, 1999
-----------------------
John F. Williamson

/s/ George D. Woodard                    Director              January 18, 1999
-----------------------
George D. Woodard

                               INDEX TO EXHIBITS

Exhibit
Letter                                        Description
------                                        -----------
(a)(iii)    Articles Supplementary Creating and Fixing the Rights of Series C and
            Series D Cumulative Preferred Stock............................................
(b)         Amended and Restated By-Laws...................................................
(d)(ii)     Specimen certificate for Series C Cumulative Preferred Stock*
  (iii)     Specimen certificate for Series D Cumulative Preferred Stock*
  (iv)      Subscription Certificate for subscribing for Shares pursuant to the Offer*
  (v)       Notice of Guaranteed Delivery for subscribing for Shares*
(e)         Dividend Reinvestment Plan*
(g)         Investment Advisory Agreement dated August 20, 1998............................
(h)(i)      Dealer Manager Agreement*
  (ii)      Soliciting Dealer Agreement*
(j)         Custody Agreement dated May 1, 1996............................................
(k)(i)      Transfer Agency and Service Agreement dated January 1, 1999....................
  (ii)      Administration Agreement dated June 5, 1996....................................
(l)         Opinion and Consent of Piper & Marbury L.L.P.*
(n)         Consent of Deloitte & Touche LLP...............................................
(r)         Financial Data Schedule.*

----------
*  To be filed by amendment.